SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  Amendment #1

                                       to

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 9, 2001
                         Commission File Number 0-21070


                             ITEC Attractions, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                    NEVADA                                      66-0426648
               -------------------                           ---------------
              (State or other jurisdiction of                   (IRS Employer
              incorporation or organization)                Identification No.)


         3562 Shepherd of the Hills Expressway, Branson, Missouri 65616
         ---------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (417) 335-3533
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



Item 4.  Changes in Registrant's Certifying Accountant

         (a) On April 9, 2001, the Registrant dismissed Tanner + Co., Salt
Lake City, Utah, the principal accountant previously engaged to audit the Registrant's financial statements. The accountants' report on the Registrant's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, nor any modification or qualification. The Board of Directors of the Registrant has approved the change of accountants.

         There have been no disagreements between the Registrant and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures in connection with the audits of the fiscal years ended December 31, 2000 and 1999 or any subsequent period preceding the change described herein.

         The Registrant has requested the former accountant to furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to this item, and if not, stating the respects in which it does not agree.

         (b) On April 12, 2001, the Registrant engaged Baird, Kurtz & Dobson, Springfield, Missouri, as the principal accountant to audit the Registrant's financial statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a.) & (b).       No financial statements or pro forma financial
                           information is filed with this report.

         (c.)              Exhibits

Exhibit No.

         16.1 Letter from Tanner + Co. regarding the change in certifying accountant as required by Item 304a(3).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 16, 2001


ITEC ATTRACTIONS, INC.
Registrant



/s/  Paul Rasmussen
--------------------------------------------

Paul Rasmussen
President